Exhibit 99.2

Howard Weil 34th Annual Investor Conference March 22, 2006

Serving all phases of oil and gas production Highly diversified provider of services, tools and liftboats used to enhance, maintain and extend production Participate in drilling, production and decommissioning phases Brand name rental tool companies Value-added production enhancement services Adding derrick barge to round out decommissioning services Acquire and produce mature oil and gas properties to drive utilization of our assets Competitive advantage: Cost-saving, rigless production-related solutions 3,200 employees and more than 75 locations in 9 countries

Superior's market participation and footprint Products and services provided by Superior

Core business: Value-Added drilling solutions and production enhancement

Exposure to oilfield services markets Drilling Phase Rental tools Capital intensive Low total operating costs Consistently high margins Stable pricing Well intervention services & rentals Liftboats Labor intensive High fixed costs High operating leverage Plug and abandon wells Remove platforms and structures Well intervention crews Derrick barge Labor intensive High fixed costs Full cycle quarterly high-low EBITDA margins: '01 - '05 See Appendix for reconciliation between net income and EBITDA Production Phase Decommissioning Phase Well Intervention 0.091 0.324 Marine 0.044 0.514 Rental Tools 0.397 0.482

Oil and gas segment leverages product and service asset base Our subsidiary SPN Resources acquires, produces and exploits mature properties Typical productive life of 5 to 10 years Trade P&A and decommissioning liabilities against reserves value Mature properties require most, if not all, of our services to maintain and enhance production and ultimately our P&A and decommissioning services at the end of their economic life By controlling the timing of the delivery of services, we can reduce the seasonality and cyclicality of our core businesses Because core business costs are largely fixed, utilization enhancement has significant impact on profitability

2005 segment results Revenue by Segment EBITDA by Segment Well Intervention 248.6 Rental Tools 243.6 Marine 87.3 Other 91 Oil and Gas 64.9 34% Well Intervention 33% Rental Tools 12% Marine 12% Other Oilfield Services 9% Oil and Gas (1) Well Intervention 53.2 Rental Tools 107.8 Marine 29.4 Other 1.7 Oil and Gas 27.6 24% Well Intervention 49% Rental Tools 13% Marine 1% Other Oilfield Services 13% Oil and Gas (1) Reflects Oil and Gas segment revenue of $78.9 million netted against oil and gas eliminations of $14.0 million

Business strategy Take advantage of strong industry fundamentals Gulf of Mexico market: Execute by delivering production-related solutions and assisting with restoration work Non-GOM markets: Continue rapid expansion of rentals and services in domestic land and international market Selectively add oil and gas properties that can leverage asset base

Industry fundamentals help drive growth Customers believe high commodity prices are sustainable Higher percentage of customer cash flows spent on drilling and production Customers locking in service assets and crews, not price shopping Customers driven to add reserves Superior activity, pricing increases 10% - 25% increase in rates for production-related services 50% increase in liftboat peak capacity versus prior peak in 2001 Increasing demand and pricing for rental tools

U.S. production-related spending Includes spending for workovers, completions, abandonments and well service work onshore and offshore U.S. Source: Spears and Associates 2002 2003 2004 2005 2006E Production 12.1 13.5 13.8 14.9 16.3 $ in billions

Liftboat peak capacity analysis

Gulf of Mexico hurricane-related damage Katrina+Rita Ivan Destroyed 109 7 Severe Damage 51 20 Katrina+Rita Ivan Adrift 19 5 Severe Damage 19 4 Destroyed 5 1 Platforms Rigs

Phases of hurricane recovery work

Geographic diversification Americas Barnett Shale California Fayetteville Shale Gulf of Mexico Oklahoma Rocky Mountains South Texas Eastern Canada Mexico Trinidad Venezuela Europe North Sea Africa Offshore Nigeria Angola Middle East Egypt Dubai Saudi Arabia Australia Sale Offshore Australia Rentals $54 Services $45 2005 Total ($ millions) $99 International revenue Far East Indonesia Rentals Services

Geographic expansion strategy Specialty tubulars in North Sea Specialty tubulars in West Africa and Middle East Expand rentals in South America Reposition rental and service assets as necessary in all markets Upgrade/expand rentals and production-related services in North America Position derrick barge and anchor handling tug in GOM or Far East

North America expansion strategy Add services if appropriate Coiled tubing Mechanical wireline Electric line Pumping and stimulation Fewer people/dollars at risk Establish a footprint Build relationships

Breakdown 2006 capital expenditures plan Barnett Shale Fayetteville Shale Rocky Mountains North Sea West Africa Middle East Far East (Amounts in Millions) Geographic 56 GOM 19 Derrick barge & tug 27 Maintenance 20 Production-enhancement 63 Other 29 $56 Geographic expansion $19 GOM expansion $27 Derrick barge & tug $20 Maintenance $63 Production enhancement $29 Miscellaneous Geographic expansion Product/service growth Production enhancement Specialty tubulars Drilling-related tools Well intervention assets Derrick barge and anchor handling tug Extend oil & gas reserves Many projects carried over from 2005 Capital expenditures expected to be funded by internally generated cash flows

Track record of strong growth '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06E Revenue 71.7 117.7 173.5 149.8 257.5 449 443.1 500.6 564.3 735 915 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06E East 18.6 38 46.8 31.7 65.6 138.4 98.5 117.2 145 220 361 Revenue (1)(2)(3) Results for the years 1996, 1997, 1998, and 1999 reflect a full year's results for both Cardinal and Superior Results for all acquisitions are included from the date of acquisition Revenue and EBITDA estimates for 2006 represent mean estimates prepared by analysts at brokerage firms that follow the Company. See Appendix for reconciliation between net income and EBITDA $ in millions EBITDA (1)(2)(3) $ in millions

Financial strength 2001 2002 2003 2004 2005 Debt/TTM EBITDA 2.07 2.74 2.3 1.77 0.99 Total debt to 12 months EBITDA

Investment highlights Respected and recognized provider of value-added production enhancement solutions Strategic combination of assets and services that allow Superior to be a fully integrated provider of production enhancement solutions Growing onshore and international focus Utilize oil and gas assets to leverage spare capacity or enhance utilization of existing asset base Well positioned to benefit from hurricane reconstruction effort through project management made possible by engineering competency Strong financial position

Corporate information Forward-Looking Statement In addition to historical information, our presentation materials include certain forward-looking statements about the Company's future performance, growth opportunities, outlook, plans, alternatives, strategies, expectations and objectives. These statements are based on certain assumptions and analyses made by the Company's management in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such forward-looking statements are subject to uncertainties that could cause the Company's actual results to differ materially from such statements. Such uncertainties include but are not limited to: volatility of the oil and gas industry, including the level of offshore exploration, production and development activity; risks of the Company's growth strategy, including the risks of rapid growth and the risks inherent in acquiring businesses; changes in competitive factors affecting the Company's business operations; operating hazards, including the significant possibility of accidents resulting in personal injury, property damage or environmental matters; seasonality of the offshore industry in the Gulf of Mexico; the Company's dependence on certain customers; and the potential shortage of skilled workers. These and other uncertainties related to the business are described in detail in the Company's Annual Report on Form 10-K for the Company's last completed fiscal year. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of its forward-looking statements for any reason. Investor Contact: Greg Rosenstein, Vice President, Investor Relations greg.rosenstein@superiorenergy.com Corporate Headquarters: Superior Energy Services, Inc. 1105 Peters Road Harvey, LA 70058 Phone: (504) 362-4321 Fax: (504) 362-4966 Web Site: http://www.superiorenergy.com

Non-GAAP Reconciliation

Reconciliation of Net Income to EBITDA Earnings before interest, taxes depreciation and amortization (EBITDA) is a non-GAAP financial measurement. Management uses EBITDA because it believes that such a measurement is a widely accepted financial indicator used by investors and analysts to analyze and compare companies on the basis of operating performance and that this measurement may be used by some investors and others to make informed investment decisions. In addition, EBITDA is used in the financial ratios included in the Company's Credit Agreement and Senior Notes Indenture. You should not consider it in isolation from or as a substitute for net income or cash flow measures prepared in accordance with generally accepted accounting principles or as a measure of profitability or liquidity. EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company. The following table provides a reconciliation between net income (loss) (a GAAP financial measure) and EBITDA (a non-GAAP financial measure) for the Company's segments and on a consolidated basis: Slide 4

Reconciliation of Net Income to EBITDA Earnings before interest, taxes depreciation and amortization (EBITDA) is a non-GAAP financial measurement. Management uses EBITDA because it believes that such a measurement is a widely accepted financial indicator used by investors and analysts to analyze and compare companies on the basis of operating performance and that this measurement may be used by some investors and others to make informed investment decisions. In addition, EBITDA is used in the financial ratios included in the Company's Credit Agreement and Senior Notes Indenture. You should not consider it in isolation from or as a substitute for net income or cash flow measures prepared in accordance with generally accepted accounting principles or as a measure of profitability or liquidity. EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company. The following table provides a reconciliation between net income (loss) (a GAAP financial measure) and EBITDA (a non-GAAP financial measure) for the Company's segments and on a consolidated basis: Slide 9

Reconciliation of Net Income to EBITDA (1) The EBITDA calculation for the fiscal years ending December 31, 1996, 1997, 1998 and 1999 reflect the summation of audited financial statements for Superior Energy Services, Inc. and Cardinal Holding Corp. When we acquired Cardinal Holding Corp. on July 15, 1999, the transaction was treated for accounting purposes as if Cardinal acquired us. Because we were the Company being "acquired" for accounting purposes, financial information in our financial statements and filings with the Securities and Exchange Commission for periods prior to the merger represents the results of Cardinal's operations, and financial information for periods following the merger represents the results of the combined companies. Cardinal's historical results were substantially different than ours for the same periods and reflected substantial non-cash and extraordinary charges associated with a recapitalization and refinancing. Earnings before interest, taxes depreciation and amortization (EBITDA) is a non-GAAP financial measurement. Management uses EBITDA because it believes that such a measurement is a widely accepted financial indicator used by investors and analysts to analyze and compare companies on the basis of operating performance and that this measurement may be used by some investors and others to make informed investment decisions. In addition, EBITDA is used in the financial ratios included in the Company's Credit Agreement and Senior Notes Indenture. You should not consider it in isolation from or as a substitute for net income or cash flow measures prepared in accordance with generally accepted accounting principles or as a measure of profitability or liquidity. EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company. The following table provides a reconciliation between net income (loss) (a GAAP financial measure) and EBITDA (a non-GAAP financial measure) for the Company's segments and on a consolidated basis: Slide 17